EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 14, 1992 appearing on page F-53 of Triton Energy Corporation's Annual Report on Form 10-K for the year ended May 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                           KPMG Peat Marwick
Brisbane, Australia
September 2, 1994